

ThompsonCreek
METALS COMPANY INC.

NYSE:TC

TSX:TCM







Investor Presentation

November 2013

Cautionary Statements

This document contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation, which are intended to be covered by the safe harbor created by those sections and other applicable laws. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements include, without limitation, statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements; future inventory, production, sales, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; statements as to the projected development of Mt. Milligan and other projects, including expected commercial production commencement dates and estimates of Mt. Milligan development costs; future operating plans and goals; and future molybdenum, copper and gold prices.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in Thompson Creek's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement.

Cautionary Note to our United States and Other Investors Concerning Estimates of Measured and Indicated Mineral Resources: This presentation uses the terms "Measured" and "Indicated" Resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission (the "SEC") only permits United States mining companies, in their filings with the SEC, to disclose those mineral deposits that a company can economically and legally extract or produce in accordance with SEC Industry Guide 7. **Our United States and other investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves.**

Compliance with NI 43-101

Unless otherwise indicated, we have prepared the technical information in this presentation based on information contained in the technical reports available under our company profile on SEDAR at www.sedar.com. Each technical report was prepared by or under the supervision of a qualified person (a "Qualified Person") as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101"). For readers to fully understand the information in this presentation, they should read the technical reports n their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this presentation which qualifies such information.

This presentation summarizes some of the information contained in the following technical reports:

"Technical Report Thompson Creek Molybdenum Mine" dated February 9, 2011 and filed on SEDAR on February 24, 2011;

"Technical Report Endako Molybdenum Mine" dated and filed on SEDAR on September 12, 2011;

"Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on our SEDAR profile on October 13, 2011; and

"2009 Mineral Resource Estimate on the Berg Copper Molybdenum Silver Property, Tahtsa Range, British Columbia" dated June 26, 2009 and filed on our SEDAR profile on October 13, 2011.

The Mineral Reserves estimates included in this presentation have been prepared in accordance with NI 43-101 and are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's "CIM Definition Standards — For Mineral Resources and Mineral Reserves." Mineral Reserves are equivalent to Proven and Probable Reserves as defined by the SEC Industry Guide 7.

The Mineral Resources estimates included in this presentation were estimated in accordance with the definitions and requirements of NI 43-101. The Mineral Resources are equivalent to Mineralized Material as defined by the SEC Industry Guide 7. The Mineral Resources are not included in and are in addition to the Mineral Reserves.

Company Overview
NYSE: TC; TSX: TCM

ThompsonCreek METALS COMPANY INC.

Overview:

- One of the largest molybdenum producers in the world with three operating mines
  - Mt. Milligan Mine in B.C. (100% ownership)
  - Thompson Creek Mine in Idaho (100% ownership)
  - Endako Mine in B.C. (75% ownership)
  - Langeloth metallurgical refinery in Pennsylvania (100% ownership)
- Diversified into copper and gold with the start-up of the Mt. Milligan mine in B.C.
  - Start-up commenced August 2013
  - 52.25% of life of mine gold production sold to Royal Gold

Strong North American Portfolio of Assets



Maze Lake Property
Mt. Milligan Mine
Berg Property
Vancouver Office
Endako Mine
Thompson Creek Mine
Corporate Office
Langeloth Metallurgical Facility
CANADA
USA
Operations
Development Properties
Corporate Offices

Reserves:

- Mo Molybdenum
- Cu Copper
- Au Gold
- Ag Silver

ThompsonCreek

METALS COMPANY INC.



Financials

Pro Forma Share Structure
September 30, 2013

ThompsonCreek METALS COMPANY INC.

TC/TCM Common Shares (US$)	
Recent share price[1]	$3.15
Current market cap[1]	$540 million
52-week low/high[1]	$2.42/$4.55
Basic shares outstanding	171.4 million
Share options, restricted/performance shares	5.0 million
tMEDS – maximum shares upon conversion	44.9 million
Fully diluted shares outstanding	221.4 million
Listings: NYSE:TC, TSX:TCM	

[1] Updated November 8, 2013.

Financial Summary | Q313 vs Q312

[millions of US$]



Revenue
Operating Income (Loss)
Net Income/ Loss
Adjusted Net (Loss)[1]
Operating Cash Flow
91
75
5
(37)
14
(48)
(8)
(18)
20
3
Q313
Q312

1 Please refer to Appendix for non-GAAP reconciliation.

Financial Summary | YTD Q313 vs YTD Q312

[millions of US$]



Revenue
Operating Income (Loss)
Net Loss
Adjusted Net Income (Loss) 1
Operating Cash Flow(Use)
317
302
39
(67)
(5)
(62)
24
(33)
80
(14)
YTD 2013
YTD 2012

1 Please refer to Appendix for non-GAAP reconciliation.

Key Statistics | Q313 vs Q312
From Owned Mines



Mo Production
Mo Sold
[in millions of pounds]
8.5
7.4
6.1
3.3
Q313
Q312



Cash Costs[1]
Average Realized Sales Price
[in US dollars per pound produced and sold]
$5.93
$10.30
$9.46
$12.85
Q313
Q312

1 Please refer to Appendix for non-GAAP reconciliation.

Key Statistics | YTD Q313 vs YTD Q312

From Owned Mines



Mo Production
Mo Sold
[in millions of pounds]
22.8
22.3
14.7
12.7
YTD 2013
YTD 2012



Cash Costs[1]
Average Realized Sales Price
[in US dollars per pound produced and sold]
$6.36
$11.29
$11.95
$14.15
YTD 2013
YTD 2012

1 Please refer to Appendix for non-GAAP reconciliation.

Molybdenum Outlook | Consolidated Production & Cash Costs



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges[2]
Lower & Upper Ranges[2]
$12.95
$14.57
$9.46
$6.58
$5.91
$7.46
$5.93
4.4
4.1
6.1
7.7
7.7
6.5
8.5
Q112
Q212
Q312
Q412
Q113
Q213
Q313
22.4
$10.09
32.0
29.5
$6.75
$6.25
2012 actual
2013 guidance

1 Please refer to Appendix for non-GAAP reconciliation.
2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00.

Molybdenum Outlook | Production & Cash Costs
From Thompson Creek Mine

ThompsonCreek METALS COMPANY INC.



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges
Lower & Upper Ranges
$10.34
$13.46
$7.87
$4.59
$4.18
$5.33
$4.30
3.4
2.5
4.3
6.0
5.9
4.4
5.7
Q112
Q212
Q312
Q412
Q113
Q213
Q313
16.2
22.0
20.0
$8.06
$4.75
$4.50
2012 actual
2013 guidance

1 Please refer to Appendix for non-GAAP reconciliation.

Molybdenum Outlook | Production & Cash Costs
From Endako Mine (75% share)

ThompsonCreek METALS COMPANY INC.



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges[2]
Lower & Upper Ranges[2]
$21.87
$16.37
$13.19
$13.26
$11.75
$11.93
$9.23
1.0
1.6
1.8
1.8
1.8
2.1
2.8
Q112
Q212
Q312
Q412
Q113
Q213
Q313
$15.42
6.2
10.0
9.5
$11.00
$10.00
2012 actual
2013 guidance

1 Please refer to Appendix for non-GAAP reconciliation
2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00.

Cash Capital Expenditures

ThompsonCreek METALS COMPANY INC.

	YTD 09/30/13 Actual	2013 Estimate[1]
Mt. Milligan (millions C$) [2]	363.0	410 – 420
Mt. Milligan Permanent Operations Residence (millions C$) [3]	14.0	30 – 35
Mt. Milligan Operations (millions C$)	5.1	15 – 20
Operations (millions US$, excludes Mt. Milligan)	5.4	8 – 10
TOTAL	387.5	463 – 485

1 Cash capital expenditures guidance numbers are as of November 12, 2013. Canadian to US foreign exchange rate for 2013 assumed at parity (C$1.00 = US$1.00).
2 Excludes capitalized interest and debt issuance costs. Includes amounts for equipment purchased under capital leases, as well as first-fills and commissioning parts.
3 Excludes $3.6 million of deposits made to one vendor, which has not yet been applied to the permanent operations residence capital expenditures.

ThompsonCreek

METALS COMPANY INC.



Reserves

Large Proven and Probable Reserves

ThompsonCreek
METALS COMPANY INC.

Molybdenum Reserves
515.9
million pounds of contained Mo[1]

Thompson Creek Mine
203.3
million pounds Mo[2]
Avg. grade of 0.077%

Endako Mine
312.6
million pounds Mo[3]
Avg. grade of 0.046%

Copper Reserves
2.1
billion pounds[1]

Mt. Milligan Mine
2.1
billion pounds Cu[4]
Avg. grade of 0.20%

Gold Reserves
6.0
million ounces[1]

Mt. Milligan Mine
6.0
million ounces Au[4]
Avg. grade of 0.011 oz/t

1 Based on Proven and Probable Mineral Reserves.

2 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Thompson Creek Mine staff and reviewed and verified by Bruce Parker, P.E., Mine Manager of the Thompson Creek Mine, who is a Qualified Person under NI 43-101. Data verification and block model assembly was completed by Michael J. Lechner of Resource Modeling Inc. The mineral reserve estimate at the Thompson Creek Mine utilized a cut-off grade of 0.030% molybdenum and an average long-term molybdenum price of $12.00 per pound.

3 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Endako Mine staff and reviewed and verified by Bob Jedrzejczak, P. Eng, Mine Superintendent of the Endako Mine, who is a Qualified Person under NI 43-101. The mineral reserve is stated on a 100% basis; we own 75% of the Endako Mine. The mineral reserve estimate for the Endako Mine utilized a cut-off grade of 0.021% molybdenum and a long-term molybdenum price of C$13.50 per pound or $12.00 per pound using an exchange rate of C$1.125/US$1.00.

4 The mineral reserve estimates were prepared by Herbert E. Welhener, MMSA-QPM, of IMC, who is a Qualified Person under NI 43-101. The mineral reserve estimates were prepared in accordance with definitions and requirements of 43-101. See technical report entitled "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011.

ThompsonCreek
METALS COMPANY INC.



Operations

Company All Incidence Recordable Rate (AIRR)[1] 2007 – Q3 2013 (72% Improvement Over 6 Yr. Period)

ThompsonCreek METALS COMPANY INC.



7.00
5.94
5.03
2.60
2.30
1.32
1.97
3.0
3.2
3.2
2.5
1.8
1.7
2007
2008
2009
2010
2011
2012
YTD 2013
Thompson Creek Metals Company
Metals Mining U.S. AIRR Average

Mt. Milligan Mine
- 5 million hours without a lost time incident (thru May 2013)
- 2013 Ministry of Energy & Mines John Ash Safety Award

Endako Mine
- 2 million hours without a lost time incident
- 2013 Canadian Institute of Mining Excellence in Safety Award

1 Includes lost time and reportable incidents.

Mt. Milligan Mine

Thompson Creek METALS COMPANY INC.

- August 15, 2013 – phased start-up commenced
- September 2013 – copper, gold and silver concentrate ("concentrate") production commenced
- September 24, 2013 – first truckload of concentrate from site to Company's Mackenzie load out facility
- First ocean shipment and sale of concentrate expected in Q4 2013

Initial Operating Statistics	Start-up through September 30, 2013
Mined (000's ore tons)	608
Milled (000's tons)	317
Concentrate production (tons)	1,801
Copper ore grade (%)	0.25
Copper recovery (%)	67.3
Copper production (000's lb)[1]	1,058
Gold ore grade (g per metric ton)	0.45
Gold ore grade (troy oz per ton)	0.013
Gold recovery (%)	48.0
Gold production (oz)[1]	1,997
Silver ore grade (troy oz per ton)	0.035
Silver recovery (%)	63.6
Silver production (oz)[1]	7,046

[1] Copper, gold and silver production amounts represent production in concentrate.

Mt. Milligan Mine



Mt. Milligan Facilities



Mt. Milligan Mine

Mt. Milligan Mine

ThompsonCreek METALS COMPANY INC.



40-Foot SAG Mill



Two 24-Foot Ball Mills

Thompson Creek Mine

ThompsonCreek
METALS COMPANY INC.

- Suspended stripping activity associated with the next phase of production
- New mine plan achieving significant cost reductions
- We are currently considering options for the Thompson Creek mine and expect to make a decision in the near future
- If a decision is made to put the mine on care and maintenance, we expect to record a long-lived fixed asset impairment estimated to be approximately $150 - $160 million

Production and Cash Costs Forecast

	2013E
Production (mm lbs)	20 - 22
Cash costs ($/lb)	4.50 – 4.75



Thompson Creek Mine

Endako Mine

ThompsonCreek METALS COMPANY INC.

- Resumed mining operations
  - Endako pit in May 2013
  - Denak West pit in June 2013
  - Currently processing 2/3 material from in-pit ore and 1/3 from stockpile
- Mill operations improving
  - Higher recoveries – average 79% for Q3 2013
  - ore and 1/3 from stockpile

Production and Cash Costs Forecast (75% share)	2013E
Production (mm lbs)	9.5 – 10.0
Cash costs ($/lb)	10.00 – 11.00



Endako Mine

Value Creation

ThompsonCreek
METALS COMPANY INC.

Creating Shareholder Value

- Excellent safety and environmental record
- Experienced management team
- New Mt. Milligan copper-gold mine
  - Expected increase in revenue, net income and cash flow beginning in 2014
  - Diversification of asset base
- Long-lived assets with substantial reserves (P&P)
  - 2.1 billion pounds Cu
  - 516 million pounds Mo
  - 6.0 million ounces of Au
- Development property, as market conditions warrant (M&I resources)
  - Berg – Cu, Mo and Ag
    3.3 billion pounds Cu
    412 million pounds Mo
    61 million ounces Ag

NYSE:TC

TSX:TCM

ThompsonCreek
METALS COMPANY INC.



Thompson Creek Metals Company

www.thompsoncreekmetals.com

Pamela Solly
Director, Investor Relations
and Corporate Responsibility
Phone (303) 762-3526
Email psolly@tcrk.com

ThompsonCreek
METALS COMPANY INC.







Appendix

Appendix
Non-GAAP Reconciliation

ThompsonCreek
METALS COMPANY INC.

Non-GAAP Financial Measures

Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Reconciliation of Adjusted Net (Loss) Income to GAAP Net (Loss) Income

Adjusted net income (loss) and adjusted net income (loss) per basic and diluted share are considered key measures by management in evaluating the Company's operating performance. Management uses these measures in evaluating the Company's performance as they represent profitability measures that are not impacted by items that management believes do not directly reflect core operations, such as changes in the market price of warrants, unrealized foreign exchange gains or losses on intercompany notes, or significant non-cash items such as asset and goodwill impairments, that are considered non-recurring in nature. These measures do not have standard meanings prescribed by US GAAP and may not be comparable to similar measures presented by other companies. Management believes these measures provide useful supplemental information to investors in order for them to evaluate the Company's financial performance using the same measures as management.

For the Three Months Ended September 30, 2013 (unaudited — US$ in millions, except shares and per share amounts)	Net Income (Loss)	Weighted-Average Basic Shares: Shares (000's)	Weighted-Average Basic Shares: $/share	Weighted-Average Diluted Shares: Shares (000's)	Weighted-Average Diluted Shares: $/share
Net income (loss)	$ 13.8	171,452	$ 0.08	216,481	$ 0.06
Add (Deduct):					
Fixed asset impairment	0.8	171,452	-	216,481	-
Tax benefit on fixed asset impairment	(0.3)	171,452	-	216,481	-
Gain on foreign exchange [1]	(23.8)	171,452	(0.14)	216,481	(0.11)
Tax expense on foreign exchange gain	1.9	171,452	0.01	216,481	0.01
Non-GAAP adjusted net income (loss)	$ (7.6)	171,452	$ (0.05)	216,481	$ (0.04)

1 Included $0.4 million of foreign exchange losses in the deferred tax expense for the third quarter of 2013.

For the Three Months Ended September 30, 2012 (unaudited — US$ in millions, except shares and per share amounts)	Net Income (Loss)	Weighted-Average Basic Shares: Shares (000's)	Weighted-Average Basic Shares: $/share	Weighted-Average Diluted Shares: Shares (000's)	Weighted-Average Diluted Shares: $/share
Net income (loss)	$ (48.2)	168,710	$ (0.29)	168,710	$ (0.29)
Add (Deduct):					
Goodwill impairment	47.0	168,710	0.28	168,710	0.28
Gain on foreign exchange	(21.3)	168,710	(0.13)	168,710	(0.13)
Tax expense on foreign exchange gain	4.1	168,710	0.02	168,710	0.02
Non-GAAP adjusted net income (loss)	$ (18.4)	168,710	$ (0.12)	168,710	$ (0.12)

Appendix
Non-GAAP Reconciliation

ThompsonCreek METALS COMPANY INC.

Non-GAAP Financial Measures

Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Reconciliation of Adjusted Net (Loss) Income to GAAP Net (Loss) Income

Adjusted net income and adjusted net income per basic and diluted share are considered key measures by management in evaluating the Company's operating performance. Management uses these measures in evaluating the Company's performance as they represent profitability measures that are not impacted by items that management believes do not directly reflect core operations, such as changes in the market price of warrants, unrealized foreign exchange gains or losses on intercompany notes, or significant non-cash items such as asset and goodwill impairments, that are considered non-recurring in nature. These measures do not have standard meanings prescribed by US GAAP and may not be comparable to similar measures presented by other companies. Management believes these measures provide useful supplemental information to investors in order for them to evaluate the Company's financial performance using the same measures as management.

For the Nine Months Ended September 30, 2013 (unaudited — US$ in millions, except shares and per share amounts)	Net Income (Loss)	Weighted-Average Basic Shares		Weighted-Average Diluted Shares	
		Shares (000's)	$/share	Shares (000's)	$/share
Net income (loss)	$ (4.5)	170,939	$ (0.03)	170,939	$ (0.03)
Add (Deduct):					
Fixed asset impairment	0.8	170,939	-	170,939	-
Tax benefit on fixed asset impairment	(0.3)	170,939	-	170,939	-
Loss on foreign exchange [1]	30.4	170,939	0.18	170,939	0.18
Tax expense on foreign exchange loss	(2.2)	170,939	(0.01)	170,939	(0.01)
Non-GAAP adjusted net income (loss)	$ 24.2	170,939	$ 0.14	170,939	$ 0.14

1 Included $0.4 million of foreign exchange losses in the deferred tax expense for the nine months ended September 30, 2013.

For the Nine Months Ended September 30, 2012 (unaudited — US$ in millions, except shares and per share amounts)	Net Income (Loss)	Weighted-Average Basic Shares		Weighted-Average Diluted Shares	
		Shares (000's)	$/share	Shares (000's)	$/share
Net income (loss)	$ (61.9)	168,312	$ (0.37)	168,312	$ (0.37)
Add (Deduct):					
Unrealized gain on common stock purchase warrants	(1.8)	168,312	(0.01)	168,312	(0.01)
Goodwill impairment	47.0	168,312	0.28	168,312	0.28
Gain on foreign exchange	(20.0)	168,312	(0.12)	168,312	(0.12)
Tax expense on foreign exchange gain	3.9	168,312	0.02	168,312	0.02
Non-GAAP adjusted net income (loss)	$ (32.8)	168,312	$ (0.20)	168,312	$ (0.20)

Non-GAAP Reconciliation of Cash Cost Per Pound Produced Three Months Ended September 30, 2013 and 2012

ThompsonCreek METALS COMPANY INC.

Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

US$ in millions, except per pound amounts – unaudited

	Three months ended September 30, 2013			Three Months September 30, 2012		
	Operating Expenses (in millions)	Pounds Produced (1) (000's lbs)	$/lb	Operating Expenses (in millions)	Pounds Produced(1) (000's lbs)	$/lb
Thompson Creek Mine						
Cash costs — Non-GAAP (2)	$ 24.6	5,716	$ 4.30	$ 33.9	4,302	$ 7.87
Add/(Deduct):						
Stock-based compensation	0.2			-		
Inventory and other adjustments	6.6			(9.5)		
GAAP operating expenses	$ 31.4			$ 24.4		
Endako Mine						
Cash costs — Non-GAAP (2)	$ 26.0	2,820	$ 9.23	$ 24.2	1,837	$ 13.19
Add/(Deduct):						
Stock-based compensation	0.1			0.1		
Inventory and other adjustments	(6.4)			2.2		
GAAP operating expenses	$ 19.7			$ 26.5		
Other operations GAAP operating expenses (3)	$ 13.0			$ 34..8		
GAAP consolidated operating expenses	$ 64.1			$ 85.7		
Weighted-average cash cost — Non-GAAP	$ 50.6	8,536	$ 5.93	$ 58.1	6,139	$ 9.46

1 Mined production pounds are molybdenum oxide and high performance molybdenum disulfide ("HPM") from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek Mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek Mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek Mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek Mine and Endako Mine concentrate are included in their respective operating results above.

Non-GAAP Reconciliation of Cash Cost Per Pound Produced Nine Months Ended September 30, 2013 and 2012

ThompsonCreek METALS COMPANY INC.

Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

US$ in millions, except per pound amounts – unaudited	Nine months ended September 30, 2013			Nine Months Ended September 30, 2012		
	Operating Expenses (in millions)	Pounds Produced (1) (000's lbs)	$/lb	Operating Expenses (in millions)	Pounds Produced(1) (000's lbs)	$/lb
Thompson Creek Mine						
Cash costs — Non-GAAP (2)	$ 72.9	16,063	$ 4.54	$ 103.5	10,268	$ 10.08
Add/(Deduct):						
Stock-based compensation	0.7			0.5		
Inventory and other adjustments	16.6			(3.8)		
GAAP operating expenses	$ 90.2			$ 100.2		
Endako Mine						
Cash costs — Non-GAAP (2)	$ 71.8	6,688	$ 10.74	$ 71.9	4,414	$ 16.29
Add/(Deduct):						
Stock-based compensation	0.3			0.4		
Inventory and other adjustments	(15.3)			5.0		
GAAP operating expenses	$ 56.8			$ 77.3		
Other operations GAAP operating expenses (3)	$ 59.4			$ 113.3		
GAAP consolidated operating expenses	$ 206.4			$ 290.8		
Weighted-average cash cost — Non-GAAP	$ 144.7	22,751	$ 6.36	$ 175.4	14,682	$ 11.95

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek Mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek Mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek Mine and Endako Mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek Mine and Endako Mine concentrate are included in their respective operating results above.